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                                  EXHIBIT 10.46

                              LETTER OF ENGAGEMENT

                                     BETWEEN

                           THEHEALTHCHANNEL.COM, INC.

                                       AND

                             SERVERLOGIC CORPORATION








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  LETTER OF ENGAGEMENT BETWEEN SERVERLOGIC CORPORATION AND THEHEALTHCHANNEL.COM

ServerLogic Corporation and thehealthchannel.com agree to the following:

ServerLogic Corporation will provide consultation and programming services to THEHEALTHCHANNEL.COM until such time as THEHEALTHCHANNEL.COM wishes to discontinue the assignments per 14 (fourteen) day advanced written notice to ServerLogic. ServerLogic Corporation will invoice THEHEALTHCHANNEL.COM for these services plus pre-approved expenses according to the following schedule:

     Consultant for Maintenance                  $ 95.00 per hour

THEHEALTHCHANNEL.COM agrees to engage ServerLogic for a minimum of 20 hours a month at the rate above, defined as the 1st day of the month through and including the final day of the month. THEHEALTHCHANNEL.COM agrees that additional hours defined as `Maintenance' beyond the minimum 20 hours per invoice period will be billed at the rate above. THEHEALTHCHANNEL.COM agrees to pay such invoices within 15 (fifteen) calendar days of the invoice date. Any disputed items or charges on such invoices are to be identified in writing by THEHEALTHCHANNEL.COM and sent to ServerLogic within 5 (five) business days of THEHEALTHCHANNEL.COM's receipt of such invoices.

ServerLogic agrees that it will invoice THEHEALTHCHANNEL.COM every 30 days.

THEHEALTHCHANNEL.COM may request ServerLogic to remove consultants during the term of this agreement for non-performance and they may refuse service from specified consultants. THEHEALTHCHANNEL.COM agrees that, during the term of this agreement and for a period thereafter of 6 months, they will not directly or indirectly employ or otherwise engage in any capacity any person who is or has been an employee of or contractor with ServerLogic Corporation.

ServerLogic Corporation provides all services on an as-is basis and makes no representation or warranty regarding the fitness, merchantability, quality, condition, capacity, durability or suitability thereof. ServerLogic Corporation's total liability arising out of any acts, omissions, errors, events or default of ServerLogic Corporation and/or any of its employees or contractors shall be limited by the provisions of the agreement and further limited to a maximum amount equal to the consulting fees actually received by ServerLogic Corporation from THEHEALTHCHANNEL.COM under this agreement.

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ServerLogic Corporation                         Thehealthchannel.com, Inc.
7700 Irvine Center Dr. #750                     260 Newport Center Dr.
Irvine, CA  92618                               Suite 250
                                                Newport Beach, CA  92660


/s/ Richard Allen                               /s/ Tom Lonergan
---------------------------                     ---------------------------
by (signature)                                  by (signature)

Richard Allen                                   Tom Lonergan
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by                                              by (printed name)

Director                                        COO
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title                                           title
10/12/00                                        10/12/00
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Date                                            Date